Related Party Transactions	9 Months Ended	12 Months Ended
	Sep. 26, 2015	Dec. 27, 2014
Related Party Transactions [Abstract]
Related Party Transactions
14.	RELATED PARTY TRANSACTIONS

Under the terms of a transaction and management fee agreement between Summit Holdings and Blackstone Management Partners L.L.C. (“BMP”), whose affiliates include controlling stockholders of Summit Inc., BMP provided monitoring, advisory and consulting services to the Company through March 17, 2015. Under the terms of the agreement, BMP was permitted to assign, and had assigned, a portion of the fees to which it was entitled to Silverhawk Summit, L.P. and to certain other equity investors.

The management fee was calculated based on the greater of $300,000 or 2.0% of the Company’s annual consolidated profit, as defined in the agreement, and is included in general and administrative expenses. The Company incurred management fees totaling $1.0 million during the period between December 28, 2014 and March 17, 2015 and $1.3 million and $2.3 million in the three and nine months ended September 27, 2014, respectively. During these periods, the Company paid immaterial amounts to Silverhawk Summit, L.P. and to other equity investors.

Also under the terms of the transaction and management fee agreement, BMP undertook financial and structural analysis, due diligence investigations, corporate strategy and other advisory services and negotiation assistance related to acquisitions for which the Company paid BMP transaction fees equal to 1.0% of the aggregate enterprise value of any acquired entity or, if such transaction was structured as an asset purchase or sale, 1.0% of the consideration paid for or received in respect of the assets acquired or disposed. The Company paid BMP $0.6 million and $2.3 million during the three and nine months ended September 27, 2014, respectively. During these periods, the Company paid immaterial amounts to Silverhawk Summit, L.P. and to other equity investors. The acquisition-related fees paid pursuant to this agreement are included in transaction costs.

In connection with the IPO, the transaction and management fee agreement with BMP was terminated on March 17, 2015 for a final payment of $13.8 million; $13.4 million was paid to affiliates of BMP and the remaining $0.4 million was paid to affiliates of Silverhawk Summit, L.P. and to certain other equity investors.

In addition to the transaction and management fees paid to BMP, the Company reimburses BMP for direct expenses incurred, which were not material in the three and nine months ended September 26, 2015 and September 27, 2014.

On July 17, 2015, the Company purchased the Davenport Assets from Lafarge North America Inc. for a purchase price of $450.0 million in cash and a cement distribution terminal in Bettendorf, Iowa. At closing, $370.0 million of the purchase price was paid, and the remaining $80.0 million was paid on August 13, 2015. Summit Holdings entered into a commitment letter dated April 16, 2015, with Blackstone Capital Partners V L.P. (“BCP”) for equity financing up to $90.0 million in the form of a preferred equity interest (the “Equity Commitment Financing”), which would have been used to pay the $80.0 million deferred purchase price if other financing was not attained by December 31, 2015. For the Equity Commitment Financing, the Company paid a $1.8 million commitment fee to BCP in the nine months ended September 26, 2015.

Blackstone Advisory Partners L.P., an affiliate of BMP, served as an initial purchaser of $5.75 million and $13.0 million principal amount of the 2020 Notes issued in September 2014 and January 2014, respectively, and received compensation in connection therewith.

Cement sales to companies owned by a former noncontrolling member of Continental Cement were approximately $1.4 million during the period between December 28, 2014 and March 11, 2015 and $4.7 million and $10.9 million during the three and nine months ended September 27, 2014, respectively. Accounts receivable due from the former noncontrolling member were $0.2 million as of December 27, 2014.

In the nine months ended September 27, 2014, the Company made an interest payment of $0.7 million to a certain former noncontrolling member of Continental Cement for a related party note. The principal balance on the note was repaid in 2012.

In the nine months ended September 27, 2014, the Company sold certain assets associated with the production of concrete blocks, including inventory and equipment, to a related party for $2.3 million.

(15) Related-Party Transactions

The Company incurred management fees paid to Blackstone Management Partners L.L.C. (“BMP”) totaling $4.4 million, $2.6 million and $2.1 million in 2014, 2013 and 2012, respectively, under terms of an agreement dated July 30, 2009, between Summit Holdings and BMP. Under the terms of the agreement, BMP is permitted to, and has, assigned a portion of the fees to which it is entitled to receive to Silverhawk Summit, L.P. and to certain members of management. The fees were paid for consultancy services related to acquisition activities and are included in general and administrative expenses.

In addition to the management fee, in consideration of BMP undertaking financial and structural analysis, due diligence investigations, corporate strategy and other advice and negotiation assistance necessary to enable Summit Holdings and its subsidiaries to undertake acquisitions, Summit Holdings pays BMP a transaction fee equal to (x) 1.0% of the aggregate enterprise value of any acquired entity or (y) if such transaction is structured as an asset purchase or sale, 1.0% of the consideration paid for or received in respect of the assets acquired or disposed of. In addition, Summit Holdings has agreed to indemnify BMP and its affiliates against liabilities relating to the services contemplated by the transaction and management fee agreement and reimburse BMP and its affiliates for out-of-pocket expenses incurred in connection with providing such services.

Under the transaction and management fee agreement, BMP is permitted to, and has, assigned a portion of the fees it is entitled to receive from Summit Holdings to Silverhawk Summit, L.P. and to certain members of management. Transaction fees paid for the year ended December 27, 2014 were $3.9 million and were immaterial in 2013 or 2012 and amounts paid to Silverhawk Summit, L.P. and to other equity holders were immaterial.

The Company earned revenue of $0.6 million and $7.9 million and incurred costs of $0.2 million and $0.2 million in connection with several transactions with unconsolidated affiliates for the years ended December 28, 2013 and December 29, 2012, respectively. As of December 28, 2013, accounts receivable from these affiliates was $0.4 million. As of December 27, 2014, the company had no accounts receivable from these affiliates and an immaterial amount of revenue during the year ended December 27, 2014.

Cement sales to companies owned by certain noncontrolling members of Continental Cement were approximately $14.3 million, $12.7 million and $12.5 million for the years ended December 27, 2014, December 28, 2013 and December 29, 2012, respectively, and accounts receivable due from these parties were approximately $1.2 million and $0.2 million as of December 27, 2014 and December 28, 2013, respectively.

Blackstone Advisory Partners L.P., an affiliate of Blackstone, served as an initial purchaser of $13.0 million and $5.75 million principal amounts of the senior notes issued in January 2014 and September 2014, respectively, and received compensation in connection therewith.